ASSIGNMENT AND LICENSE AGREEMENT

         This ASSIGNMENT AND LICENSE AGREEMENT is entered into effective as of July 15___, 1999 (the "Effective Date") between Speaker Acquisition Sub, a Cayman Island corporation ("Algo Sub"), and a wholly-owned subsidiary of Algo Technology, Inc., a California corporation ("Algo"); Aura Systems, Inc., a Delaware corporation ("Parent") and its wholly-owned subsidiary AuraSound, Inc., also a Delaware corporation ("Seller").

                                                     RECITALS

         A. Algo, Algo Sub, Parent, and Seller intend to enter into an Asset Purchase Agreement (the "Asset Purchase Agreement") pursuant to which Seller agrees to sell to Algo Sub and Algo, and Algo Sub and Algo agree to purchase from Seller, all of its assets and certain specific liabilities.

         B. Parent and Seller wish to assign to Algo Sub certain Specific Trademark Rights and grant to Algo Sub (i) a license to certain of Parent and Seller's Speaker Technology for use in all fields; (ii) a license to all of Parent and Seller's Intellectual Property Rights for use in the Specific Fields; and (iii) an option to acquire all right, title and interest to certain Specific Patent Rights.

         C. Parent and Seller wish to grant to Algo Sub the licenses and option described above, and Algo Sub wishes to acquire from Parent and Seller the licenses and option described above, all on the terms and conditions set forth in this Agreement.

         Now, therefore, the parties agree as follows:

                                    AGREEMENT

II.      DEFINITIONS.  As used in this Agreement:

(a) "Encumbrance" means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equity, trust, equitable interest, claim, preference, right of possession, lease, tenancy, license, encroachment, covenant, infringement, interference, order, proxy, option, right of first refusal, preemptive right, community property interest, legend, defect, impediment, exception, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature (including any restriction on the transfer of any asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

(b) "Intellectual Property Rights" means all (a) Patent Rights, (b) copyrights, mask work rights, and other rights associated with works of authorship embodied or represented in such technology, (c) trade secret rights in such technology,
(d) all trademarks, trade dress, and other identifying marks and (e) other forms of intellectual or industrial property rights and proprietary rights of any kind or nature applicable to such technology, including but not limited to know-how, processes, copyright, software programs, software source documents, models, sketches, drawings, works of authorship, and formulae, in each case under the laws of any jurisdiction in the universe, including rights under and with respect to all applications, registrations, extensions, renewals, continuations, combinations, divisions, and reissues of the foregoing if applicable.

         A list of all trademarks owned by Parent and/or Seller that are subject to the licenses and assignments of this Agreement, whether registered or unregistered, is attached hereto as Schedule B.

(c) "Licensed Parent/Seller Technology" means all of Parent and Seller's Intellectual Property Rights, and any goods and/or services incorporating the Licensed Parent/Seller Technology, but not including the Specific Trademark Rights assigned to Algo Sub pursuant to this Agreement.

(d)      "Option" means the option described in Section IX.

(e) "Patent Rights" means all the patents and patent applications and docketed/identified inventions (as of the effective date) of Parent and/or Seller (including the unfiled patent application titled "Radial Magnet Speaker" and having docket number 99-14), any "Patent Rights" means all the patents and patent applications of Parent, any reissue, re-examination, renewal, or extension thereof and any patent applications deriving from the parent case of such patents, and all provisionals, substitutions, divisionals, continuations, and continuations-in-part of the foregoing; and any patent corresponding to such patents, any reissue, re-examination, renewal, or extension thereof and any patent applications deriving from the parent case of such patents, and all provisionals, substitutions, divisionals, continuations, and continuations-in-part of the foregoing, including all foreign counterparts and cases claiming priority.

(f) "Trademark Rights" means all trademarks of Parent and Seller listed in Schedule B, including foreign counterparts and/or trademarks.

(g) "Speaker Technology" means all of Parent and Seller's Intellectual Property Rights directly or indirectly related to the business of Seller, and any goods and/or services incorporating the Speaker Technology.

     (h) "Specific Fields" means the fields of toys, sound, and entertainment applications.

(i) "Specific Patent Rights" means those Patent Rights listed on Schedule A.

(j) "Specific Trademark Rights" means all Trademark Rights designated in Schedule B, along with the goodwill of the business of the Parent and Seller related to those marks, as those which are assigned to Algo Sub pursuant to this Agreement.

III.     ASSIGNMENT OF SPECIFIC TRADEMARKS

         Parent and Seller hereby assign to Algo Sub all right, title, goodwill, and interest to the Specific Trademark Rights. To that end Parent and Seller will execute, verify and deliver such documents and perform such other acts (including appearances as a witness), including the document in the form set forth in Exhibit B, or as Algo Sub may otherwise reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Specific Trademark Rights and the assignment thereof throughout the world. Algo Sub shall reimburse Parent for its reasonable expenses incurred to comply with this provision.

IV.      LICENSE IN THE SPECIFIC FIELDS

         Except for those trademarks addressed in paragraph VI below, Parent and Seller hereby grant to Algo Sub a non-exclusive, worldwide, perpetual and irrevocable, fully-paid and royalty-free, license (with the right to sublicense through one or more tiers of sublicensees but only in conjunction with Algo Sub's sublicensing of the Specific Patent Rights), for any purpose whatsoever (e.g., to use, sell, display, offer for sale, make, have made, import, reproduce, distribute, modify, etc.) under all of the Licensed Parent/Seller Technology in connection with any activity in the Specific Fields.

V.       LICENSE REGARDING SPEAKER TECHNOLOGY

         Except for those trademarks addressed in paragraph VI below, Parent and Seller hereby grant to Algo Sub a non-exclusive, worldwide, perpetual and irrevocable, fully-paid and royalty-free, license (with the right to sublicense through one or more tiers of sublicensees but only in conjunction with Algo Sub's sublicensing of the Specific Patent Rights), for any purpose whatsoever (e.g., to use, sell, display, offer for sale, make, have made, import, reproduce, distribute, modify, etc.) under all of the Speaker Technology.

VI.      TRADEMARK LICENSE AND OBLIGATIONS.

         With respect to the trademarks of Schedule B that are not included in the Specific Trademark Rights, Parent and Seller hereby grant to Algo Sub a non-exclusive (subject to the exception below), worldwide, perpetual and irrevocable, fully-paid and royalty-free, license to use the Trademarks in connection with any activity in the Specific Fields and any activity with respect to the Speaker Technology. In addition, Algo Sub grants Parent the right to inspect the products for which the Trademarks of Schedule B that are not included in the Specific Trademark Rights are used and ensure commercially acceptable quality. In the current form, the products of Seller are considered to be of commercially acceptable quality. If Parent believes that future products are not of commercially acceptable quality, Parent will notify Algo Sub in writing, and Algo Sub will have the full opportunity for cure, and Algo Sub will have the right to continue its business without interference until such time that the quality meets the reasonable quality standards of Parent. In the event that no agreement is reached, the Parties shall enter mediation until cure is sustained.

         Parent and Algo Sub agree that they are obligated to work to prevent confusion of the Trademarks of this agreement. In addition, Parent hereby agrees that Parent will not license or assign to any other party in the field of Speaker Technology the Trademarks of Schedule B that are not part of the Specific Trademark Rights without prior written consent of Algo Sub which may be withheld for any reason

VII.     TRANSFER OF MATERIAL INFORMATION.

         Promptly (and in any event no later than ninety (90) days) after the Effective Date, Parent or Seller will cause to be provided to Algo Sub all materials and information relating to the Speaker Technology, and take all steps reasonably requested in an effort to enable Algo Sub to exploit the Speaker Technology. Parent or Seller will deliver these materials and information to Algo Sub in accordance with Algo Sub's instructions.

VIII.    ASSIGNMENT AND LICENSE FEES.

         As full consideration for the assignment of the Specific Trademark Rights, the Option (see paragraph IX below) and the granting of the licenses set forth above, Algo Sub agrees to pay Parent the sum of One Million Five Hundred Thousand U.S. Dollars ($1,500,000). Subject to Section XIV, said license fee shall be payable by Algo Sub to Parent as follows:

(a) at the Closing, Algo shall pay to Parent a total of $500,000 in cash or by cancellation of any outstanding promissory notes due Algo from Parent;

(b) on each of the first two (2) monthly anniversaries of the Closing Date, Algo shall pay to the Parent, in cash, the sum of $250,000;

(c) subject to Section XIV, on each of the third (3rd) through seventh (7th) monthly anniversaries of the Closing Date, Algo shall pay to the Parent, in cash, the sum of $100,000;

(d) subject to Section XIV, on each annual anniversary of the Closing Date until such time as the payment obligations of Sections 57(b) and (c) have been completed, Algo shall pay to the Parent, in cash, interest that has accrued on amounts unpaid under Sections 75(b) and (c). Interest shall accrue commencing on the Closing Date at the rate of eight percent (8%) per annum.

IX.      OPTION.

(e) For a period of thirty-six months (36) months from the Effective Date, Parent further grants to Algo Sub the irrevocable option (the "Option") to acquire all right, title and interest in the Specific Patent Rights.

(f) During the thirty-six month period following the Effective Date, Parent shall not license, exclusively, non-exclusively, or otherwise encumber in any manner, any of the Specific Patent Rights to any third party without the prior written consent of Algo Sub. Should Algo Sub fail to exercise the Option to acquire the Specific Patent Rights prior to expiration of the option period, nothing herein shall be construed to prevent Parent from subsequently licensing, on a non-exclusive basis, any invention covered by the Specific Patent Rights hereunder to any other for the purpose of practicing any such invention. In the event Algo Sub elects not to exercise the Option, Algo Sub's non-exclusive license shall continue on the terms set forth herein without modification.

(g) Algo may exercise the Option at any time prior to the third year anniversary of the Effective Date by providing Parent written notice of its desire to exercise such Option. As full consideration for the exercise of the Option, Algo shall pay to Parent the sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) payable as follows: (i) an initial payment of Eighty Thousand Dollars ($80,000) upon the filing of the Patent Assignments (as defined below) with the United States Patent and Trademark Office and (ii) subject to Section XIV, eighteen monthly payments of Sixty Five Thousand Dollars ($65,000). After Parent's receipt of the written notice and initial payment, Parent shall assist Algo Sub in every proper way to obtain, and from time to time enforce the Specific Patent Rights in any and all countries. To that end, Parent has executed the patent assignment, in substantially the form attached hereto as Exhibit A (the "Patent Assignment"), which Patent Assignment will be held in trust by Blakely, Sokoloff, Taylor, and Zafman and filed only following the written notice and initial payment referred to above. Parent will execute, verify and deliver such other documents and perform such other acts (including appearances as a witness) as Algo Sub may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Specific Patent Rights and the assignment thereof. Algo Sub shall reimburse Parent for its reasonable expenses incurred to comply with this provision.

(h) Parent has executed the attached documents in Exhibit C for filing as public records to put third parties on notice of this Option.

X.       PATENT PROSECUTION AND MAINTENANCE

         Parent shall prosecute and maintain during the term of this Agreement the Patent Rights (but not including the Specific Patent Rights following exercise of the Option). The application filings, prosecution, maintenance and payment of all fees and expenses, including legal fees, relating to such Patent Rights shall be the responsibility of Parent; provided, however, that the foregoing shall become the responsibility of Algo Sub upon the exercise of the Option with respect to the Specific Patent Rights. Should Algo Sub determine or otherwise become aware of the lapse or anticipated lapse of the maintenance of any patent or patent applications within the Patent Rights, Algo Sub may elect to prosecute, maintain, or extend such patent or patent application, as the case may be, at Algo Sub's expense and such expenses shall be offset, at Algo and Algo Sub's discretion, (i) from amounts otherwise payable to Parent under this Agreement, (ii) from amounts payable to Parent under the Asset Purchase Agreement, or (iii) from any other amounts payable to Parent. If and until the Option is exercised or expires, Parent will provide to Algo Sub both quarterly status reports regarding the Specific Patent Rights and written notice before any of the Specific Patent Rights are abandoned.

XI.      ENFORCEMENT OF RIGHTS IN THE LICENSED PARENT/SELLER TECHNOLOGY

(i) Filing of Claims. Parent will have the right, but not the obligation, to enforce the Patent Rights, including the Specific Patent Rights (prior to such time as Algo Sub exercises the Option). Algo Sub will cooperate with Parent, at Parent's reasonable request, in connection with any claim, suit, or action (a "Claim") filed by Parent against any such infringer. Each party will promptly notify the other in writing upon becoming aware of any known or suspected infringement of such patents; such notice will include the identity of the party or parties known or suspected to have infringed the patents and any available information that is relevant to such infringement. If Parent files a Claim, Parent will diligently prosecute the Claim until a final, non-appealable judgment has been rendered or the Claim has been settled; if Parent fails to prosecute the Claim diligently, Algo Sub may assume control of the prosecution of the Claim. Algo Sub's right to assume control of the prosecution of a Claim will be Algo Sub's sole remedy for any failure by Parent to prosecute a Claim diligently. If Parent fails to file a Claim within twenty-one (21) days after receipt of such notice from Algo Sub, or if and when Parent notifies Algo Sub in writing that Parent has decided not to file a Claim against any known or suspected infringer, Algo Sub will have the right to file a Claim itself. Parent will cooperate with Algo Sub, at Algo Sub's reasonable request, in connection with any Claim filed by Algo Sub. In no event will Parent settle a Claim relating to infringement of the Specific Patent Rights without the prior written approval of Algo Sub.

(j) Costs and Damages. Algo Sub will be responsible for all costs, expenses, and legal fees (collectively, "Costs") incurred by Algo Sub in connection with any Claim (whether filed by Parent or Algo Sub), and Parent will be responsible for all Costs, incurred by Parent in connection with any Claim (whether filed by Parent or Algo Sub). Algo Sub will be entitled to all damages awarded as a result of, or agreed to in a monetary settlement of, any Claim (regardless of which party files or prosecutes the Claim) to the extent that such damages are attributable to infringement of the Specific Patent Rights. Parent will be entitled to all damages awarded as a result of, or agreed to in a monetary settlement of, any Claim (regardless of which party files or prosecutes the Claim) to the extent that such damages are attributable to infringement of the non-Specific Patent Rights. All damages not attributable to infringement will be shared between Algo Sub and Parent as follows: each party will be entitled to recover the Costs it incurred in connection with the Claim in proportion to the amount of Costs incurred, respectively, by Algo Sub and Parent (for example, if Parent incurred $700,000 in Costs and Algo Sub incurred $300,000, Parent would receive 70% of the damages and Algo Sub would receive 30%), and if and when all such Costs have been recovered, Algo Sub and Parent will each receive fifty percent (50%) of the remaining amount of damages.

XII. TERM. This Agreement will take effect on the Effective Date and will remain in effect in perpetuity until and unless either Algo Sub or Parent dissolves and ceases to conduct business and there is no successor to such party's business that assumes such party's rights and obligations under this Agreement. All licenses granted in this Agreement will survive in perpetuity notwithstanding any termination of this Agreement.

XIII.    REPRESENTATIONS, WARRANTIES, AND COVENANTS.

         Parent represents and warrants that:

(a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Parent.

(c) it has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

(d) it is the owner of the entire right, title and interest in and to the Patent Rights, that it has the sole right to grant licenses thereunder and that it has not granted licenses thereunder to any other entity that would restrict rights, including the Option, granted hereunder.

(e) it is the owner of the entire right, title and interest in and to the Trademark Rights listed in Schedule B, that it has the full and sole right to assign such rights and grant licenses thereunder and that it has not granted licenses thereunder to any other entity that would restrict rights granted hereunder

(f) all applicable maintenance fees pertaining to the Patent Rights due on or before the Effective Date have been timely paid.

(g) the Intellectual Property Rights are owned by Parent free and clear of any Encumbrance as of the date hereof, and Parent shall not create or permit any Encumbrance with respect to the Specific Patent Rights or any Encumbrance with respect to the Licensed Parent/Seller Technology that would conflict with the rights granted hereunder.

(h) the execution and delivery of the Agreement, and the performance of the obligations hereunder, will not contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Contract.

                  to the best of its knowledge, no patent or patent application within the Patent Rights is the subject of any pending interference, opposition, cancellation or other protest proceeding. Parent further represents and warrants to the best of its knowledge on the Effective Date, it has not received and is not aware of any third party claims that the practice of the Patent Rights infringes any proprietary right of such third party.

                  there are no in-bound licenses and only one out-bound license (to Yoskikazu Masayoshi, Sadao Masayoshi, Sachie Masayoshi, and Kazauake
Masayoshi and pertaining to the Linaeum Loudspeaker Tweeters, but not the intellectual properties concerning or related to neo radial technology) regarding the Speaker Technology.

         Algo Sub represents and warrants that:

(a) it is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands.

(b) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Algo Sub.

(c) it has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

(d) it shall not file the Patent Assignment executed and delivered by Parent with the United States Patent and Trademark Office or otherwise until such time as written notice has been given and the initial payment has been made in accordance with Section IX.

XIV.     INDEMNIFICATION BY PARENT.

(k) Parent shall defend, hold harmless and indemnify each of Algo Sub and its affiliates, and their directors, officers, employees, and agents ("Indemnitees") from and against any and all claims, suits, losses, damages, costs, fees and expenses ("Indemnity Claim(s)") resulting from or arising out of any breach of any of the representations, warranties, or covenants made by Parent in this Agreement (regardless whether or not such Indemnity Claims relate to any third party claim).

(l) In addition to any rights of setoff or other rights that the Algo or Algo Sub or any of the other Indemnitees may have at common law or otherwise, Algo and Algo Sub shall have the right to withhold and deduct any sum that may be owed to any Indemnitee under this Section XIV from any amount otherwise payable by any Indemnitee, including amounts payable pursuant to Section VIII(c) and
(d), to Parent. The withholding and deduction of any such sum shall operate for all purposes as a complete discharge (to the extent of such sum) of the obligation to pay the amount from which such sum was withheld and deducted.

         From time to time, Algo Sub may give notice (a "Notice") to Parent specifying in reasonable detail the nature and dollar amount of any Indemnity Claim it may have under this Agreement; Algo Sub may make more than one claim with respect to any underlying state of facts. If Parent gives notice to Algo Sub disputing any Indemnity Claim (a "Counter Notice") within 30 days following receipt by Parent of the Notice regarding such Indemnity Claim, such Indemnity Claim shall be resolved as provided below. If no Counter Notice is received by Algo Sub within such 30-day period, then the dollar amount of damages claimed by Algo Sub as set forth in its Notice shall be deemed established for purposes of this Agreement and, at the end of such 30-day period, Algo or Algo Sub shall be entitled to withhold and deduct from payments owed to Parent the dollar amount claimed in the Notice.

         If a Counter Notice is given with respect to an Indemnity Claim, Algo or Algo Sub shall withhold and deduct from payment owed to Parent with respect thereto only (i) upon the mutual agreement of the parties or (ii) a final non-appealable order of a court of competent jurisdiction; provided, however, until such Indemnity Claim is resolved pursuant to (i) or (ii) above, Algo and Algo Sub's payment obligations under Sections 57(c) and (d) shall be suspended. Algo and Algo Sub's payment obligations will only resume upon such time as the Indemnity Claim is resolved.

XV.      GENERAL

(m) Further Actions. From and after the Effective Date, each party will cooperate with the other parties, and will execute and deliver such documents and take such other actions as another party may reasonably request, for the purpose of giving effect to the licenses granted in this Agreement.

(n) Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement must be in writing and will be deemed properly delivered, given and received (a) when delivered by hand, or (b) two business days after delivered by courier or express delivery service or by facsimile to the address or facsimile number set forth beneath the name of such party below (or to such other address or facsimile number as such party may have specified in a written notice to the other parties):

         if to Parent or Seller     :                if to Algo Sub or Algo:

         c/o Aura Systems, Inc.               c/o Algo Technology, Inc.
         2335 Alaska Avenue                            47338 Fremont Blvd.
         El Segundo, CA  90245                Fremont, CA  94538
         Attention: Zvi Harry Kurtsman, CEO       Attention: Arthur Liu, CEO
         Facsimile: (310) 643-7585            Facsimile: (510) 770-3622

                                                     with a copy to:

                                                     Cooley Godward LLP
                                                     3000 El Camino Real
                                                     Five Palo Alto Square
                                                     Palo Alto, CA  94306-2155
                                                     Attention: David T. Emerson
                                                     Facsimile: (650) 857-0663


(o) Governing Law; Venue. This Agreement will be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws). Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any state or federal court located in the County of Santa Clara, California. Each party to this Agreement: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of Santa Clara, California (and each appellate court located in the State of California) in connection with any such legal proceeding; (ii) agrees that each state and federal court located in the County of Santa Clara, California will be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of Santa Clara, California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

(p) Assignment. Algo Sub may freely assign any or all of the rights that it has under this Agreement (including its rights under the licenses and sublicenses granted to it herein), in whole or in part, to any other party without obtaining the consent or approval of the other parties to this Agreement. Parent will not be permitted to assign or transfer any of the rights that it has under this Agreement or delegate any of its obligations under this Agreement without Algo Sub's prior written consent not to be unreasonably withheld. None of the provisions of this Agreement is intended to provide any rights or remedies to any third party. This Agreement will be binding upon each party hereto and its successors and assigns (if any).

     (q) Cumulative Remedies. The rights and remedies of the parties hereto will be cumulative (and not alternative).

(r) Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, will operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy will preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party will be deemed to have waived any claim arising from this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver will not be applicable or have any effect except in the specific instance in which it is given.

(s) Amendment. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the parties sought to be bound by any such amendment, modification, alteration or supplement.

(t) Severability. If any provision of this Agreement, or the application of any such provision to any person or set of circumstances, is determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, will not be impaired or otherwise affected, and will continue to be valid and enforceable to the fullest extent permitted by law.

(u) Independent Contractors. Algo Sub and Parent are independent contractors and neither will have the authority to act on behalf of the other or create any binding obligation for the other. This Agreement is not intended to establish any partnership, joint venture, employment, or other relationship between Algo Sub and Parent except that of independent contractors.

(v) Construction. The section headings in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement, and will not be referred to in connection with the construction or interpretation of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words "include" and "including," and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words "without limitation." Except as otherwise expressly indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

(w) Counterparts. This Agreement may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement.

(x) Entire Agreement. This Agreement, along with the Asset Purchase Agreement, and the Exhibits and Schedules attached hereto, sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the Effective Date.

SPEAKER ACQUISITION SUB                     AURA SYSTEMS, INC.


By: _______________________________         By: ______________________________

Name: ____________________________          Name: ____________________________

Title: _____________________________       Title: _____________________________


ALGO TECHNOLOGY, INC.                       AURASOUND, INC.


By:                                             By:

Name:                                          Name:

Title:                                        Title:

                                                    SCHEDULE A

                                              SPECIFIC PATENT RIGHTS
Docket #    Title                                                   US    Serial US   Patent
                                                                    Number       Number
                                                                                 (if issued)
91-11       Voice Coil Actuator I                                   07/740,068   5,321,762


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

92-14       Voice Coil Actuator II                                  07/925,085
cip of
91-11


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

93-05D      Teardrop Speaker Motor Case                             29/005,828   D364,167


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

93-07       Voice Coil Excursion and Amplitude Gain Control Device  08/062,807   5,418,860


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

93-21       Electromagnetic Transducer                              08/086,622   5,424,592



---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

93-25       Apparatus and Method for Assembly                       08/140,231   5,598,625
cip of      of Radial Magnet Voice Coil
91-11       Actuators


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

93-46-D     Amplifier Housing                                       29/018,102   D364,162


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

93-49       Axially Focused Radial Magnet                           08/285,405   5,539,262
             Voice Coil Actuator



---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

94-08       Voice Coil Actuator                                     08/286,597   5,434,458
(FWC of
 92-14)


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

95-01       Electromagnetic Transducer                              08/374,939   5,624,155
(Div of
  93-21)


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

95-08       Voice Coil Actuator                                     08/476,491   5,536,984
(Div of
94-08)


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

95-10       Dual Axial Magnet Speaker                               08/491,250


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

95-19D      Angled Speaker Enclosure                                29/046,225   D394,063


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

95-20       Piezo Speaker                                           08/577,297   5,736,808


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

95-21       Polygon Magnet Structure for                            08/576,801   5,786,741
            Voice Coil Actuator


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-03D      Speaker Basket                                          27/056,795



---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-14       Audio Transducer With Controlled                        07/154,945   4,903,308
            Flexibility Diaphragm


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-15       Audio Transducer with Controlled                        07/556,776   4,584,439
            Flexibility Diaphragm


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-16       Audio Transducer with Controlled                        07/436,914   5,198,624
            Flexibility Diaphragm


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-17       Centering Device for Speaker                            07/499,492   5,127,060
            Diaphragm


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-19       Audio Transducer Improvements                           07/708,924   5,249,237


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-20       Audio Transducer Improvements                           07/730,172   5,230,021


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-21       Audio Transducer Improvements                           07/882,144   5,450,497


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-26       Audio Transducer having Piezoelectric Device            08/236,209   5,727,076


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-27       Resonance Damper for Piezoelectric                      08/286,625   5,652,801
            Transducer

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-28       Single   Magnet   Audio   Transducer   and   Method  of 08/272,295   5,604,815
            Manufacturing

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-29       Audio Transducer with Etched                            08/322,108   5,446,797
            Voice Coil


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

97-30       Audio Transducer with Flexible Foam Enclosure           08/384,380   5,570,429


---------------------------------------------------------------------------------------------

98-01D      Speaker Basket                                          29/069,434   D396,723
Div      of
97-03D


---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

99-02       Piezoelectric Speaker                                   09/056,394
(CIP of
95-20)

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

99-06D      Tiltable Loudspeaker Enclosure                          29/090,939

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

99-07D      Tiltable Loudspeaker Enclosure (woofer)                 29/090,938

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

99-14       Radial Magnet Speaker

---------------------------------------------------------------------------------------------


                                                    SCHEDULE B

                                                 TRADEMARKS RIGHTS

The Specific Trademark Rights are denoted with an *.
Those items marked with NL (Not Licensed) are not to be included in Trademark Rights. The Trademark Rights are denoted with an **.



------------------------------------------------------------------------------------------------

Docket             Mark                                                 Serial       Reg.
Number                                                                  Number       Number

------------------------------------------------------------------------------------------------

TM92-01      NL    AuraFlux                                             74/322,660   293732


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM92-02      *     AURASOUND                                            74/313,418


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM92-03      NL    AuraScope                                            74/134,961


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM92-04      NL    AuraScope                                            74/134,960


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-01      *     Aurasound (w/logo)                                   74/349,974


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-02      **    Aura                                                 74/369,064   2,196,818


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-03      NL    Write your Congressman with a Phone Call             74/360,524


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-04      NL    21st Century Technologies                            74/367,568


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-05      *     Musical Chairs                                       74/385,179


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-06      *     Vibrasonics                                          74/388,369


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-07      NL    Power Tower                                          74/394,182


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-08      **    Radial Flux                                          74/408,601


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-09      **    Radial Mag                                           74/408,180


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-10      **    Radial Pole                                          74/408,209


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-11      *     Radial Neo                                           74/408,445


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-12      **    Radial Power                                         74/408,205


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-13      **    Radial Ring                                          74/408,664


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-14      **    Radial Line                                          74/408,207


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-15      NL    Linear Mag                                           74/408,619


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-16      NL    Linear Flux                                          74/408,231


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-17      NL    Linear Ring                                          74/408,211


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-18      **    Neo Flux                                             74/408,448


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-19      **    Neo Power                                            74/408,208


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-20      ***   Neo Ring                                             74/408,671


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-21      **    Neo Mag                                              74,408,447


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-22      NL    Linear Gap                                           74/408,446


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-23      **    Radial Gap                                           74/408,672


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-24      NL    High Gap                                             74/408,244


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-25      NL    Tall Gap                                             74/408,003


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-26      **    Neo Gap                                              74/408,206


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-27      **    Radial Stroke                                        74/408,178


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-28      NL    Linear Stroke                                        74/408,243


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-29      **    Neo Stroke                                           74/408,179

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-30      NL    High Stroke                                          74/408,232

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-31      *     Pillow Sonics                                        74/408,242


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-32      *     Theatre Sonics                                       74/408,210


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-33      *     Aura Sonics                                          74/410,206

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-34     *     Auto Sonics                                          74/417,408


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-35     *     Interactor                                           74/425,395   1,920,753


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-36     NL    Technologies of the 21st Century                     74/431,065

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-37     NL    Thunderbolt                                          74/437,049


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-38     NL    RAINBOW (block letters)                              74/439,107   1,970,336


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-39     NL    Rainbow (w/logo)                                     74/446,644   2,044,009


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-40     NL    Rainbow (stylized)                                   74/446,645   2,040,868


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM-93-41     NL    Aurascope                                            74/466,053


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-42     **    Aura (stylized)                                      74/472,095   1,991,593


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-43     *     Interactor (stylized)                                74/472,097


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 94-01     *     Virtual Reality Gamewear


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 94-02     *     Soundplay                                            74/528,416


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 94-03.    *     Mag Force                                            74/528,276

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 94-04     NL    Newcom (stylized)                                    75/033,934   2,030,034


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 94-05     NL    Newtalk                                              74/618,797


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-01      **    Auraphile                                            74/639,340


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-02      *     Bass Shaker                                          74/679,644   2,072,412


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-03      *     NRT                                                  74/706,754   2,144,980


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-04      *     Neo-Radial Technology                                74/706,753   2,067,789


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-05      *     Neo-Radial                                           74/720,723   2,063,972


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-06      NL    Net Talk                                             75/021,446


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-07      NL    Net Fax                                              75/021,447


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-08      NL    NewCom (Block Letters)                               75/033,935   2,030,035

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM96-01      *     Mobile Reference (Stylized)                          75/123,840


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM96-02      *     Neo-Radial Technology (Stylized)                     75/123,841   2,111,403


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM96-03      *     Mobile Reference                                     75/131,644



------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM96-04      NL    Aurapower                                            75/141,344


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM96-05      NL    Auragen                                              75/141,345   443325


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-01      *     Aspect                                               75/225,690   2,128,907

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-02      *     Force                                                75/225,287


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-03      NL    Radiance  (NEVER FILED)


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-04      NL    EVA                                                  75/225,341   2,181,910


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-05      NL    FAS                                                  75/225,289


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-06      NL    Ferrodisk                                            75/225,288


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-07      NL    FAR                                                  75/225,280


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-08      *     Force 150                                            75/229,617


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-09      *     Force 250                                            75/229,616


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-10      *     Force 340                                            75/229,720


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-11      *     Force 560                                            75/229,719


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-12      *     Force 400q                                           75/229,718


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-13      *     Force 42                                             75/225,286


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-14      *     Force 52                                             75/225,285


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-15      *     Force 62                                             75/225,284


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-16      *     Force 426                                            75/225,283


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-17      *     Force 527                                            75/225,282


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-18      *     Force 629                                            75/225,281


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-19      *     Force 639                                            75/225,295


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-20      *     Force 10                                             75/225,296


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-21      *     Force 12                                             75/225,297


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-22      *     Force 15                                             75/225,298


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-23      *     Aura Virtual Sound                                   75/235,513


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-24      *     AVS                                                  75/235,817


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-25      *     Do More Than Listen                                  75/235,512


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-26      NL    Auragen of Power                                     75/237,652


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-27      NL    Atlas Peripherals                                    75/256,929   2,179,587


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-28      *     MR                                                   75/252,086


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-29      *     MR 52                                                75/252,087


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-30      *     MR 62                                                75/252,088   2,170,440

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-31      *     MR 5.1                                               75/252,089   2,219,543


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-32      *     MR 6.1                                               75/252,090   2,188,518

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-33      *     MR 629                                               75/252,091


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-34      *     MR 1                                                 75/252,085   2,170,439


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-01      NL    Webpal                                               75/267,533


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-02      NL    Navpal                                               75/267,532


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-03      NL    Newpal                                               75/267,531


-------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-04      *     Linaeum                                              74/132,488


------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

TM98-05      *     Line Source                                          75/291,967


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-06      *     Force (stylized)                                     75/291,968


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-07      *     Line Source (design)                                 75/330,407


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-08      NL    Dash 3D                                              75/376,536
                   (NewCom)

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-09      NL    Simplified Technology For                            75/382,016
                   All Walks of Life
                   (NewCom)

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-10      NL    CINEMA II                                            75/425,789
                   (NewCom)

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-11      NL    EXTREME CINEMA                                       75/425,790
                   (NewCom)

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 98-12     NL    Aura (B&W)


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 98-13     NL    AURAGEN                                              75/977693    2,202,313
(div'l    of
TM96-05)

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 99-01     NL    AMA


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 99-02     NL    AURA (Merchant & Gould)                              75/559,987


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 99-03     NL    RPM                                                  75/579,192


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 99-04     ***   Beyond Red Line                                      75/579,642


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 99-05     NL    The Ultimate Upgrade                                 75/579,641


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 99-06     *     Mobile Reference Platinum                            75/579,640


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 99-07     NL    HOME ACCESS (NewCom)                                 75/584,002


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM99-08      NL    Auragen                                              75/594,235
                   Power. On The Go.  (Stylized)

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM99-09      NL    The Compatibility Company                            75/607,594

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM99-10      NL    Thin Pal

------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                                PATENT ASSIGNMENT

                            FORM OF PATENT ASSIGNMENT

Attorney Docket No:                                                      PATENT


I hereby certify that this correspondence is being deposited with the United States Postal Service with sufficient postage as first class mail in an envelope addressed to the Assistant Commissioner for Patents, Washington, D.C. 20231 on __________________, _____.

                                         By:______________________________
                                            ASSIGNMENT OF PATENT RIGHTS


Aura Systems, Inc., a corporation organized and existing under the laws of the state of Delaware, having a place of business at _______________________________ (hereinafter called "Assignor"), hereby assigns certain patent rights to Speaker Acquisition Sub, a corporation organized and existing under the laws of the Cayman Islands having a place of business at ___________________________________ (hereinafter called the "Assignee"):

WHEREAS  Assignor  is the owner of the  Letters  Patents  and  Applications
     Listed on Schedule I attached hereto,

AND WHEREAS Assignor has agreed with Assignee for the transfer to it of the whole right, title and interest in and to said Applications and to said Letters Patent, and inventions therein,

NOW THIS ASSIGNMENT WITNESSETH that in pursuance of the said agreement and in consideration of the sum of One U.S. Dollar ($1.00) and such other good and valuable consideration paid by Assignee to Assignor (the receipt of which Assignor hereby acknowledges), Assignor, as beneficial owner, hereby assigns and transfers to Assignee said inventions, said Applications and said Letters Patent, and any and all Letters Patent or Patents in the United States of America and all foreign countries which may be granted therefor and thereon, and in and to any and all divisions, continuations, and continuations-in-part of said applications, or reissues or extensions of said Letters Patent, and all rights under the International Convention for the Protection of Industrial Property, and the full exclusive benefits thereof, and all rights, privileges and advantages appertaining thereto, including any and all rights to damages, profits or recoveries of any nature for past infringement of said Letters Patent, and the payment of any and all maintenance fees, taxes, and the like, TO HOLD the same unto and to the use of Assignee, its successors and assigns absolutely during the residue of the respective terms for which the said Letters Patent were granted and during any such terms, and for any and all rights extending from said applications and reissues.

ASSIGNOR hereby covenants that Assignor has full right to convey the entire interest herein being assigned and represents that Assignor has not executed and will not execute any agreements inconsistent with this Assignment or to the detriment of the patents, applications, and inventions being assigned hereby.

AND for the same consideration, Assignor hereby covenants and agrees to and with Assignee, its successor, legal representatives and assigns that, at the time of execution and delivery of these presents, Assignor is the sole and lawful owner of the entire right, title and interest in and to the said inventions and the application for Letters Patent above-mentioned, that the same are unencumbered, and that assignor has good and full right and lawful authority to sell and convey the same in the manner herein set forth.

AND for the same consideration, Assignor hereby covenants and agrees to and with Assignee, its successors, legal representatives and assigns that Assignor will, whenever counsel of Assignee, or the counsel of its successors, legal representatives and assigns, shall advise that any proceeding in connection with said inventions, or that any division, continuation or continuation-in-part of any Letters Patent to be obtained therein, is lawful and desirable, sign all papers and documents, take all lawful oaths, and do all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of Letters Patent for said inventions, without charge to Assignor, its successors, legal representatives and assigns, but at the cost and expense of the Assignee, its successors, legal representatives and assigns.

Executed at __________________this __________ day of ______________,19__

                          Assignor:
                          Signature:
                          Printed Name:
                          Title:

State of _____________)
Country of ______________)          SS:
Before me personally appeared said _______________________
And acknowledged the foregoing instrument to be his fee act and deed this __________, 1999.


Seal                                                 __________________________

                                                     (Notary Public)

                                                    SCHEDULE I



Patents:
5,321,762     5,539,262   5,786,741   5,230,021
D364,167      5,434,458   4,903,308   5,450,497
5,418,860     5,624,155   4,584,439   5,727,076
5,424,592     5,536,984   5,198,624   5,652,801
5,598,625     D394,063    5,127,060   5,604,815
D364,162      5,736,808   5,249,237   5,446,797
                                      D396,723
Patent Applications:
08/491,250
27/056,795
09/056,394
29/090,939
29/090,938
--------------

                                    EXHIBIT B

                              TRADEMARK ASSIGNMENT

                            ASSIGNMENT OF TRADEMARKS

                  THIS ASSIGNMENT OF TRADEMARKS is made July ___, 1999 by and between Speaker Acquisition Sub, a Cayman Island corporation having a principal place of business located at ________________________ ("Algo Sub"), and Aura Systems, Inc., a Delaware corporation having its principal place of business at 2335 Alaska Avenue, El Segundo, California 90245 ("Aura Systems"), and Aura Systems' wholly-owned subsidiary AuraSound, Inc., also a Delaware corporation ("Seller").

         WHEREAS, Algo Sub, Aura Systems, and Seller are parties to an Assignment and License Agreement of even date herewith (the "License Agreement"), under the terms of which Aura Systems and Seller will sell and transfer, and Algo Sub will purchase certain trademarks; and

         WHEREAS, Aura Systems and/or Seller are the owner of the trademarks set forth in Schedule 1 (as well as various foreign counterparts and trademarks) hereto (the "Trademarks"); and

         WHEREAS, pursuant to the License Agreement, Algo Sub desires to obtain all of Aura Systems' and Seller's right, title and interest in, to and under said Trademarks;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Aura Systems and Seller, Aura Systems and Seller hereby sell, convey, assign, transfer and deliver to Algo Sub, its successors and assigns, all of their right, title and interest throughout the world in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks, and the registrations thereof, together with the right to sue and recover damages for future infringements thereof and to stand in the place of Aura Systems and/or Seller in all matters related thereto. Aura Systems and Seller agree to take such further action and to execute such additional documents as may be necessary to perfect Algo Sub's title in and to the Trademarks.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Trademarks to be executed as of the day and year first written above.

                             SPEAKER ACQUISITION SUB, a Cayman corporation
                             By:  ________________________________
                             Name:_______________________________
                            Title: ________________________________


AURA SYSTEMS, INC., a Delaware corporation AURASOUND, INC., a Delaware Corp.

By: _________________________________     By: ________________________________
Name: _______________________________     Name: _____________________________
Title:__________________________________  Title:_______________________________

                                  SCHEDULE 1 TO

                            ASSIGNMENT OF TRADEMARKS

                    By Aura Systems, Inc. and AuraSound, Inc.


                                       To


                             Speaker Acquisition Sub




------------------------------------------------------------------------------------------------

Docket             Mark                                                 Serial       Reg.
Number                                                                  Number       Number

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM92-02      *     AURASOUND                                            74/313,418


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-01      *     Aurasound (w/logo)                                   74/349,974


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-05      *     Musical Chairs                                       74/385,179


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-06      *     Vibrasonics                                          74/388,369


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-08      *     Radial Flux                                          74/408,601


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-09      *     Radial Mag                                           74/408,180


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-10      *     Radial Pole                                          74/408,209


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-11      *     Radial Neo                                           74/408,445


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-12      *     Radial Power                                         74/408,205


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-13      *     Radial Ring                                          74/408,664


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-14      *     Radial Line                                          74/408,207


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-18      *     Neo Flux                                             74/408,448


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-19      *     Neo Power                                            74/408,208


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-20      *     Neo Ring                                             74/408,671


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-21      *     Neo Mag                                              74,408,447


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-23      *     Radial Gap                                           74/408,672


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-26      *     Neo Gap                                              74/408,206


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-27      *     Radial Stroke                                        74/408,178


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-29      *     Neo Stroke                                           74/408,179

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM93-31      *     Pillow Sonics                                        74/408,242


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------------------------------------------------------------------------------------------------

TM93-32      *     Theatre Sonics                                       74/408,210


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------------------------------------------------------------------------------------------------

TM93-33      *     Aura Sonics                                          74/410,206

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------------------------------------------------------------------------------------------------

TM 93-34     *     Auto Sonics                                          74/417,408


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------------------------------------------------------------------------------------------------

TM 93-35     *     Interactor                                           74/425,395   1,920,753


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 93-43     *     Interactor (stylized)                                74/472,097


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------------------------------------------------------------------------------------------------

TM 94-01     *     Virtual Reality Gamewear


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 94-02     *     Soundplay                                            74/528,416


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 94-03.    *     Mag Force                                            74/528,276

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-02      *     Bass Shaker                                          74/679,644   2,072,412


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-03      *     NRT                                                  74/706,754   2,144,980


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-04      *     Neo-Radial Technology                                74/706,753   2,067,789


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM95-05      *     Neo-Radial                                           74/720,723   2,063,972


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM96-01      *     Mobile Reference (Stylized)                          75/123,840


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM96-02      *     Neo-Radial Technology (Stylized)                     75/123,841   2,111,403


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM96-03      *     Mobile Reference                                     75/131,644



------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-01      *     Aspect                                               75/225,690   2,128,907

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-02      *     Force                                                75/225,287


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------------------------------------------------------------------------------------------------

TM97-08      *     Force 150                                            75/229,617


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------------------------------------------------------------------------------------------------

TM97-09      *     Force 250                                            75/229,616


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------------------------------------------------------------------------------------------------

TM97-10      *     Force 340                                            75/229,720


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------------------------------------------------------------------------------------------------

TM97-11      *     Force 560                                            75/229,719


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-12      *     Force 400q                                           75/229,718


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------------------------------------------------------------------------------------------------

TM97-13      *     Force 42                                             75/225,286


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-14      *     Force 52                                             75/225,285


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------------------------------------------------------------------------------------------------

TM97-15      *     Force 62                                             75/225,284


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------------------------------------------------------------------------------------------------

TM97-16      *     Force 426                                            75/225,283


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-17      *     Force 527                                            75/225,282


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-18      *     Force 629                                            75/225,281


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-19      *     Force 639                                            75/225,295


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-20      *     Force 10                                             75/225,296


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-21      *     Force 12                                             75/225,297


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------------------------------------------------------------------------------------------------

TM97-22      *     Force 15                                             75/225,298


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------------------------------------------------------------------------------------------------

TM97-23      *     Aura Virtual Sound                                   75/235,513


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------------------------------------------------------------------------------------------------

TM97-24      *     AVS                                                  75/235,817


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------------------------------------------------------------------------------------------------

TM97-25      *     Do More Than Listen                                  75/235,512


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------------------------------------------------------------------------------------------------

TM97-28      *     MR                                                   75/252,086


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------------------------------------------------------------------------------------------------

TM97-29      *     MR 52                                                75/252,087


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-30      *     MR 62                                                75/252,088   2,170,440

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-31      *     MR 5.1                                               75/252,089   2,219,543


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-32      *     MR 6.1                                               75/252,090   2,188,518

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-33      *     MR 629                                               75/252,091


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM97-34      *     MR 1                                                 75/252,085   2,170,439


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-04      *     Linaeum                                              74/132,488


------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

TM98-05      *     Line Source                                          75/291,967


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-06      *     Force (stylized)                                     75/291,968


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM98-07      *     Line Source (design)                                 75/330,407


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 99-04     *     Beyond Red Line                                      75/579,642


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

TM 99-06     *     Mobile Reference Platinum                            75/579,640


------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------

Mark                                                   US Serial    US Reg.
                                                       Number       Number

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

AURASOUND                                              74/313,418


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Aurasound (w/logo)                                     74/349,974


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Radial Flux                                            74/408,601


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Radial Mag                                             74/408,180


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Radial Pole                                            74/408,209


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Radial Neo                                             74/408,445


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Radial Power                                           74/408,205


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Radial Ring                                            74/408,664


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Radial Line                                            74/408,207


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Neo Flux                                               74/408,448

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Neo Power                                              74/408,208


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Neo Ring                                               74/408,671


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Neo Mag                                                74,408,447


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Radial Gap                                             74/408,672


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Neo Gap                                                74/408,206


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Radial Stroke                                          74/408,178


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Neo Stroke                                             74/408,179

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Interactor                                             74/425,395   1,920,753


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Aura (stylized)                                        74/472,095   1,991,593

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Interactor (stylized)                                  74/472,097


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Bass Shaker                                            74/679,644   2,072,412

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NRT                                                    74/706,754   2,144,980


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Neo-Radial Technology                                  74/706,753   2,067,789


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Neo-Radial                                             74/720,723   2,063,972


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Mobile Reference (Stylized)                            75/123,840


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Neo-Radial Technology (Stylized)                       75/123,841   2,111,403


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Mobile Reference                                       75/131,644


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Aspect                                                 75/225,690   2,128,907

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Aura Virtual Sound                                     75/235,513

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

AVS                                                    75/235,817


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MR                                                     75/252,086

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MR 52                                                  75/252,087

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MR 62                                                  75/252,088   2,170,440

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MR 5.1                                                 75/252,089   2,219,543


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MR 6.1                                                 75/252,090   2,188,518

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MR 629                                                 75/252,091

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MR 1                                                   75/252,085   2,170,439

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Linaeum                                                74/132,488


-------------------------------------------------------------------------------
--------------------------------------------------------------------

Line Source                                            75/291,967

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Line Source (design)                                   75/330,407

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Mobile Reference Platinum                              75/579,640


-------------------------------------------------------------------------------

                                    EXHIBIT C

                    DOCUMENTS REGARDING OPTION TO BE RECORDED

                                     OPTION

         This option is entered into effective as of July ___, 1999 (the "Effective Date") between Speaker Acquisition Sub, a Cayman Island corporation ("Algo Sub"), and a wholly-owned subsidiary of Algo Technology, Inc., a California corporation ("Algo"); and Aura Systems, Inc., a Delaware corporation ("Parent"), and its wholly-owned subsidiary AuraSound, Inc., also a Delaware corporation ("Seller").

         (a) For a period of thirty-six months (36) months from the Effective Date, Parent hereby grants to Algo Sub the irrevocable option (the "Option") to acquire all right, title and interest to the US patents listed below (as well as any foreign counterparts or cases that claim priority from the US patents listed below):

5,321,762     5,539,262   5,786,741   5,230,021
D364,167      5,434,458   4,903,308   5,450,497
5,418,860     5,624,155   4,584,439   5,727,076
5,424,592     5,536,984   5,198,624   5,652,801
5,598,625     D394,063    5,127,060   5,604,815
D364,162      5,736,808   5,249,237   5,446,797
                                      5,570,429
                                      D396,723

         (b) During the thirty-six month period following the Effective Date, Parent shall not license, exclusively, non-exclusively, or otherwise encumber in any manner, any of the above to any third party without the prior written consent of Algo Sub. Should Algo Sub fail to exercise the Option, nothing herein shall be construed to prevent Parent from subsequently licensing, on s non-exclusive basis, any invention covered by the above hereunder to any other for the purpose of practicing any such invention. In the event Algo Sub elects not to exercise the Option, Algo Sub's non-exclusive license shall continue on the terms set forth herein without modification.


SPEAKER ACQUISITION SUB                   AURA SYSTEMS, INC.


By: _______________________________       By: ______________________________

Name: ____________________________        Name: ____________________________

Title: _____________________________      Title: _____________________________


ALGO TECHNOLOGY, INC.                                 AURASOUND, INC.

By:                                                   By:

Name:                                                 Name:

Title:                                                Title:

                                     OPTION

         This option is entered into effective as of July ___, 1999 (the "Effective Date") between Speaker Acquisition Sub, a Cayman Island corporation ("Algo Sub"), and a wholly-owned subsidiary of Algo Technology, Inc., a California corporation ("Algo"); and Aura Systems, Inc., a Delaware corporation ("Parent"), and its wholly-owned subsidiary AuraSound, Inc., also a Delaware corporation ("Seller").

         (a) For a period of thirty-six months (36) months from the Effective Date, Parent hereby grants to Algo Sub the irrevocable option (the "Option") to acquire all right, title and interest to the US patent application listed below (as well as any foreign counterparts or cases that claim priority from the US patent application listed below):

08/491,250

         (b) During the thirty-six month period following the Effective Date, Parent shall not license, exclusively, non-exclusively, or otherwise encumber in any manner, any of the above to any third party without the prior written consent of Algo Sub. Should Algo Sub fail to exercise the Option, nothing herein shall be construed to prevent Parent from subsequently licensing, on s non-exclusive basis, any invention covered by the above hereunder to any other for the purpose of practicing any such invention. In the event Algo Sub elects not to exercise the Option, Algo Sub's non-exclusive license shall continue on the terms set forth herein without modification.


SPEAKER ACQUISITION SUB                   AURA SYSTEMS, INC.


By: _______________________________     By: ______________________________

Name: ____________________________      Name: ____________________________

Title: _____________________________    Title: _____________________________


ALGO TECHNOLOGY, INC.                                 AURASOUND, INC.

By:                                                   By:
Name:                                                 Name:

Title:                                                Title:

                                     OPTION

         This option is entered into effective as of July ___, 1999 (the "Effective Date") between Speaker Acquisition Sub, a Cayman Island corporation ("Algo Sub"), and a wholly-owned subsidiary of Algo Technology, Inc., a California corporation ("Algo"); and Aura Systems, Inc., a Delaware corporation ("Parent"), and its wholly-owned subsidiary AuraSound, Inc., also a Delaware corporation ("Seller").

         (a) For a period of thirty-six months (36) months from the Effective Date, Parent hereby grants to Algo Sub the irrevocable option (the "Option") to acquire all right, title and interest to the US patent application listed below (as well as any foreign counterparts or cases that claim priority from the US patent application listed below):

27/056,795


         (b) During the thirty-six month period following the Effective Date, Parent shall not license, exclusively, non-exclusively, or otherwise encumber in any manner, any of the above to any third party without the prior written consent of Algo Sub. Should Algo Sub fail to exercise the Option, nothing herein shall be construed to prevent Parent from subsequently licensing, on s non-exclusive basis, any invention covered by the above hereunder to any other for the purpose of practicing any such invention. In the event Algo Sub elects not to exercise the Option, Algo Sub's non-exclusive license shall continue on the terms set forth herein without modification.


SPEAKER ACQUISITION SUB                    AURA SYSTEMS, INC.


By: _______________________________      By: ______________________________

Name: ____________________________       Name: ____________________________

Title: _____________________________    Title: _____________________________


ALGO TECHNOLOGY, INC.                                 AURASOUND, INC.

By:                                                   By:

Name:                                                 Name:

Title:                                                Title:

                                     OPTION

         This option is entered into effective as of July ___, 1999 (the "Effective Date") between Speaker Acquisition Sub, a Cayman Island corporation ("Algo Sub"), and a wholly-owned subsidiary of Algo Technology, Inc., a California corporation ("Algo"); and Aura Systems, Inc., a Delaware corporation ("Parent"), and its wholly-owned subsidiary AuraSound, Inc., also a Delaware corporation ("Seller").

         (a) For a period of thirty-six months (36) months from the Effective Date, Parent hereby grants to Algo Sub the irrevocable option (the "Option") to acquire all right, title and interest to the US patent application listed below (as well as any foreign counterparts or cases that claim priority from the US patent application listed below):


09/056,394


         (b) During the thirty-six month period following the Effective Date, Parent shall not license, exclusively, non-exclusively, or otherwise encumber in any manner, any of the above to any third party without the prior written consent of Algo Sub. Should Algo Sub fail to exercise the Option, nothing herein shall be construed to prevent Parent from subsequently licensing, on s non-exclusive basis, any invention covered by the above hereunder to any other for the purpose of practicing any such invention. In the event Algo Sub elects not to exercise the Option, Algo Sub's non-exclusive license shall continue on the terms set forth herein without modification.


SPEAKER ACQUISITION SUB                  AURA SYSTEMS, INC.


By: _______________________________      By: ______________________________

Name: ____________________________       Name: ____________________________

Title: _____________________________    Title: _____________________________


ALGO TECHNOLOGY, INC.                                 AURASOUND, INC.

By:                                                   By:

Name:                                                 Name:

Title:                                                Title:

                                     OPTION

         This option is entered into effective as of July ___, 1999 (the "Effective Date") between Speaker Acquisition Sub, a Cayman Island corporation ("Algo Sub"), and a wholly-owned subsidiary of Algo Technology, Inc., a California corporation ("Algo"); and Aura Systems, Inc., a Delaware corporation ("Parent"), and its wholly-owned subsidiary AuraSound, Inc., also a Delaware corporation ("Seller").

         (a) For a period of thirty-six months (36) months from the Effective Date, Parent hereby grants to Algo Sub the irrevocable option (the "Option") to acquire all right, title and interest to the US patent application listed below (as well as any foreign counterparts or cases that claim priority from the US patent application listed below):

29/090,939


         (b) During the thirty-six month period following the Effective Date, Parent shall not license, exclusively, non-exclusively, or otherwise encumber in any manner, any of the above to any third party without the prior written consent of Algo Sub. Should Algo Sub fail to exercise the Option, nothing herein shall be construed to prevent Parent from subsequently licensing, on s non-exclusive basis, any invention covered by the above hereunder to any other for the purpose of practicing any such invention. In the event Algo Sub elects not to exercise the Option, Algo Sub's non-exclusive license shall continue on the terms set forth herein without modification.


SPEAKER ACQUISITION SUB                    AURA SYSTEMS, INC.


By: _______________________________      By: ______________________________

Name: ____________________________       Name: ____________________________

Title: _____________________________     Title: _____________________________


ALGO TECHNOLOGY, INC.                                 AURASOUND, INC.

By:                                                   By:

Name:                                                 Name:

Title:                                                Title:

                                     OPTION

         This option is entered into effective as of July ___, 1999 (the "Effective Date") between Speaker Acquisition Sub, a Cayman Island corporation ("Algo Sub"), and a wholly-owned subsidiary of Algo Technology, Inc., a California corporation ("Algo"); and Aura Systems, Inc., a Delaware corporation ("Parent"), and its wholly-owned subsidiary AuraSound, Inc., also a Delaware corporation ("Seller").

         (a) For a period of thirty-six months (36) months from the Effective Date, Parent hereby grants to Algo Sub the irrevocable option (the "Option") to acquire all right, title and interest to the US patent application listed below (as well as any foreign counterparts or cases that claim priority from the US patent application listed below):

29/090,938

         (b) During the thirty-six month period following the Effective Date, Parent shall not license, exclusively, non-exclusively, or otherwise encumber in any manner, any of the above to any third party without the prior written consent of Algo Sub. Should Algo Sub fail to exercise the Option, nothing herein shall be construed to prevent Parent from subsequently licensing, on s non-exclusive basis, any invention covered by the above hereunder to any other for the purpose of practicing any such invention. In the event Algo Sub elects not to exercise the Option, Algo Sub's non-exclusive license shall continue on the terms set forth herein without modification.


SPEAKER ACQUISITION SUB                   AURA SYSTEMS, INC.


By: _______________________________      By: ______________________________

Name: ____________________________       Name: ____________________________

Title: _____________________________     Title: _____________________________


ALGO TECHNOLOGY, INC.                                 AURASOUND, INC.

By:                                                   By:

Name:                                                 Name:

Title:                                                Title: